Exhibit 32
SECTION 1350 CERTIFICATION OF DARRYL REED AND OLIN GREENE

                       SECTION 1350 CERTIFICATION

In connection with the quarterly report of Next Generation Media Corp. ("Company") on Form 10-Q for the quarter ended June 30, 2008 as filed with the Securities and Exchange Commission ("Report"), the undersigned, in the capacities and on the dates indicated below, hereby certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to their knowledge:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 18, 2008	By:	/s/ Darryl Reed
Darryl Reed,
Chief Executive Officer

Dated: August 18, 2008	By:	/s/ Olin Greene
Olin Greene,
Treasurer